CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN REDACTED PROVISIONS OF THIS AGREEMENT. THE REDACTED PROVISIONS ARE IDENTIFIED BY THREE ASTERISKS AND ENCLOSED BY BRACKETS. THE CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                   EXHIBIT 10.28


                            CHANNEL PARTNER AGREEMENT
                            -------------------------

THIS CHANNEL PARTNER AGREEMENT ("AGREEMENT") is made as of the 20th day of April 1999 by and between Sitematic Corporation, a California corporation located at 10350 Science Center Drive, Suite 140, San Diego, California 92121 ("Sitematic") and Tickets.com, Inc., a Delaware Corporation, having its principal place of business at 4061 Glencoe Avenue, Marina Del Rey, CA 90292 ("Partner").

WHEREAS, Partner is a purveyor of tickets and information about tickets ("Partner's Service") which operates a Web site located at www.tickets.com ("Partner's Site); and

WHEREAS, Sitematic is a provider of services that permit endusers to create high-impact, customized Internet websites ("Sitematic Service"), and operates a Web site currently located at www. Sitematic.com ("Sitematic Site"); and

WHEREAS, Partner desires to engage Sitematic to host a Web site publishing and hosting solution through which Partner subscribers can have direct access to customized version of Sitematic Site ("Custom Site"), which customized version shall be updated together with any updates in the Systematic Site, and shall be consistent with the "look and feel" of the Sitematic Site, and Sitematic desires to host such a Custom Site, all subject to the terms, conditions and restrictions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1. TERM. The term of this Agreement will commence on the date of this Agreement and, unless earlier terminated as provided herein, will continue for a period of one (1) year, at which time the term of this Agreement will automatically renew for successive periods of one year, unless either party notifies the other in writing at least thirty (30) days prior to the expiration of the then-current term of its desire not to renew the Agreement.

2. CUSTOM WEB SITE.

a. CONTENTS/DELIVERY DATE. The Custom Site shall contain a version of the Sitematic Site customized for use within the Partner Site, developed and maintained in accordance with the guidelines set forth below. Sitematic will complete development of, and provide to Partner for testing, the Custom Site on or before May 31, 1999.

b. DESIGN/RESTRICTIONS. The parties acknowledge and agree that Sitematic shall customize the Custom Site to conform to the "look and feel" of the Sitematic Site and the Sitematic service, except as described in Exhibit A below, provided, however, that Partner acknowledges and agrees that it may not publish or otherwise require Sitematic to publish anything on the Custom Site which is offensive, objectionable, or otherwise detrimental to the reasonable business interests of Sitematic. Similarly, Sitematic may not publisher otherwise require Partner to publish anything on the Custom Site, or elsewhere, which is offensive, objectionable, or otherwise detrimental to the reasonable business interests of Partner.

c. HOSTING. Sitematic shall install, maintain, and host the Custom Site on its own servers, and systems, at its own expense.

d. TESTING. All pages to be included in the Custom shall be reviewed, and approved by Partner before they appear live on the Custom Site.

e. UPGRADES/CHANGES. Sitematic will periodically perform maintenance on and upgrades to both all its software code and network infrastructure. This maintenance/release schedule and associated procedures shall be determined by Sitematic at its sole discretion. In some instances, Sitematic may at its sole discretion define a specific service change as "significant". In the event of a "significant" service change, Sitematic will make reasonable efforts to notify Partner prior to change, and ensure that Sitematic's Service hereunder is not materially disrupted.

Upgrades to the service or to the Custom Site which have new fees associated with them will be discussed in good faith if these enhanced services should be included in a future release and under what terms.

Expenses for Partner requested changes, custom development, or alterations to any part of the Custom Site will be borne by Partner; fees and schedule will be mutually agreed before project commencement.

f. CUSTOMER AND TECHNICAL SUPPORT. Sitematic will provide all customer and technical support for the Custom Site. Standard hours of operation shall be Monday through Friday (excluding holidays) from 8am to 5pm PST. Customer support shall be conducted via email and phone support in the same manner Sitematic provides service for its direct customers. The parties will work together in good faith to develop procedures for transfers between customer service personnel and other policies and practices aimed at service personnel and other policies and practices aimed at providing high quality customer services to end-users. Sitematic will have a dedicated customer support phone line represented as Tickets.com/Sitematic.

When Sitematic makes the Event Form (as defined in Exhibit A) available for use by venue customers, Sitematic will be responsible for all active sites being `upgraded' to new event form. Sitematic has the right to use direct email to request the venue customer upgrades the web site themselves, but for upgrades not made within 30 days of availability. Sitematic will be responsible for edits to new Event Form.

g. TELESALES CAMPAIGN. Sitematic will initiate an outbound telesales campaign into a Partner-supplied list of venues for the purpose of selling them a co-branded website as described in Exhibit C. The costs of the telesales campaign will be shared among the parties as described in Exhibit C. The parties agree to evaluate the telesales campaign no later than three (3) months after its start in order to review progress, and assess performance.

h. EXCLUSIVITY. In recognition of the investments and efforts of Sitematic under this Agreement, Partner agrees not to engage with any other company for the creation of venue websites or promotion of venue websites services to its customer base or its potential customer base, or to do such initiative internally, during the term of agreement, without the prior written consent of Sitemmatic, which consent may be withheld in its sole discretion.

3. PRICING AND BILLING.

a. TERMS TO PARTNER SERVICE SUBSCRIBERS. On the Custom Site, Partner Service subscribers will be offered the opportunity to purchase the Sitematic services listed in Exhibit A, and any other products or services upon which the parties may mutually agree to in writing. The parties agree that Partner retains the right to approve or reject any products and/or services which Sitematic proposes to include on the Custom Site prior to their appearing on the Custom Site.

b. BILLING. Sitematic will directly bill Partner Service subscribers for any purchase of Sitematic products or services, using commercially reasonable billing methods, provided that any methodology shall reflect the payee as Sitematic/Tickets.com. Sitematic acknowledges and agrees that Partner shall have no liability whatsoever for any fee or charge incurred by any Partner Service subscriber.

5. PROMOTIONAL/MARKETING ACTIVITES.

a. PRESS RELEASES. The parties agree to an announcement and/or a press release related to this Agreement with Sitematic within thirty (30) days after execution of Agreement. Any such press release must first be submitted for the other party's consent, which consent shall not be unreasonably withheld or delayed. Any other or subsequent publicity related to the Sitematic and Partner relationship must be approved in writing by both parties prior to release.

b. MARKETING REPORTS. Sitematic agrees to periodically provide reports (no less than once each month) to Partner that indicate information concerning, among other things, usage of the Custom Site by venue customers (usage defined as log-ons) including aggregate information detailing sale of Sitematic products and/or services.

6. COMMISSIONS.

   a. PAYMENT AND REPORTING OF SALES COMMISSION. During the term of this Agreement, Sitematic shall pay Partner a sales commission ("Sales Commission") on the user subscription revenue Sitematic collects from each end user who successfully subscribes to the Sitematic Custom Service and is electronically traced by Sitematic's tracking system back to Partner via reference to Partner's Sitematic -assigned Partner Identification Number (PIN) code or other identifier by Sitematic ("Eligible Accounts"), Partner must cause its unique identifier to be electronically submitted simultaneously with the potential order for accounts to be considered Eligible Accounts. Sitematic shall pay Partner a sales commission on the user subscription revenue Sitematic collects from Sitematic/Tickets.com telesales efforts. Sales Commissions due shall be calculated on a calendar month basis by multiplying the funds collected by Sitematic on eligible Accounts from the first day of the month through the last day of the month by the percentages indicated in Exhibit B.

Sitematic reserves the right to deny Sales Commissions on orders for use of the Sitematic Service by Partner and its agents and employees. OTHER THAN EXPRESSLY PROVIDED FOR HEREIN, NO ORDERS OR OTHER TRANSACTIONS SHALL QUALIFY FOR SALES COMMISSIONS.

   b. PAYMENT OF SALES COMMISSION. Except as otherwise provided herein, Sales Commissions payable to Partner shall be paid by Sitematic check (in United States Dollars), and mailed to Partner no later than forty-five (45) days after the last day of each calendar month during which funds generating Sales Commissions were collected by Sitematic. Partner acknowledges and agrees that Sitematic's liability for payment of Sales Commissions arises from and relates solely to, funds collected by Sitematic. Sitematic shall have no liability whatsoever to Partner for Sales Commissions arising from or relating to any orders for which the licensee has not paid Sitematic. Partner acknowledges and agrees that no interest shall accrue on Sales Commissions pending payment. Provided that this Agreement has not been terminated in the then-current month, Sales Commissions due to Partner totaling less than One Hundred Dollars ($100.00) shall be retained by Sitematic and payment shall be postponed until the first subsequent month in which the total Sales Commission due to partner exceeds One Hundred Dollars ($100.00).

   c. GENERAL CONDITIONS APPLICABLE TO SALES COMMISSIONS. PARTNER ACKNOWLEDGES AND AGREES THAT NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN:
   (I) SITEMATIC SHALL HAVE THE RIGHT FOR ANY REASON IN ITS SOLE REASONABLE DISCRETIONS TO REJECT ANY ORDER OBTAINED BY PARTNER WHICH SITEMATIC IN ITS SOLE DISCRETION DEEMS UNDESIRABLE, FINACIALLY IMPRUDENT OR OTHERWISE UNSUITABLE; (II) ANY PAYMENTS TO SITEMATIC ARISING UNDER THIS AGREEMENT SHALL ONLY BECOME DUE AND PAYABLE OUT OF FUNDS ACTUALLY COLLECTED BY SITEMATIC;
   (III) SITEMATIC SHALL AT ALL TIMES HAVE SOLE AND ABSOLUTE DISCRETION TO SET THE SUBSCRIPTION PRICE OF THE SERVICE INCLUDING WITHOUT LIMITATION THE RIGHT TO OFFER FREE PERIODS, CHARGE NO SUBSCRIPTION FEES, OR SET ANY OTHER PRICING POLICIES IT SO DEEMS APPROPRIATE AND TO CHANGE SUCH PRICES AT ANY TIME PROVIDED HOWEVER THAT SITEMATICE AGREES TO JOINTLY REVIEW ANY CHANGES TO THE PRICES INCLUDED IN EXHIBIT B WITH PARTNER AND WILL NOT CHANGE SUCH PRICES WITHOUT PARTNER'S CONSENT, WHICH CONSENT WILL NOT BE UNREASONABLY WITHHELD BY PARTNER; (IV) SITEMATIC SHALL AT ALL TIMES HAVE THE SOLE AND ABSOLUTE DISCRETION TO CANCEL, SUSPEND OR MODIFY THE ACCOUNT OF ANY USER OF THE SERVICE, SUBJECT ONLY TO THE TERMS OF THE TERM OF SERVICE IN EFFECT AT TIME OF SAID CANCELLLATION, SUSPENSION OR MODIFICATION, PROVIDED HOWEVER THAT SITEMATIC WILL USE COMMERCIALLY REASONABLE JUDGEMENT AND GOOD FAITH IN THE EXERCISE OF THIS DISCRETION.

   d. PARTNER CO-FUNDING OF NEW TICKETS.COM/SITEMATIC SITES. During the term of this Agreement, Tickets.com will pay Sitematic a development fee for each new product created for a venue customer. See Exhibit A for lists of products and Exhibit B for a list of prices.

   e. TERMS AND OPERATION OF THE SITEMATIC SERVICE. Sitematic shall at all times have the absolute right, in its sole discretion, to establish all prices, charges, terms and conditions governing the sale of Sitematic Service. Except as otherwise provided herein, Sitematic shall at all times have the exclusive authority over all billing, service and support relating to the Sitematic Service. Notwithstanding the above, Sitematic shall use commercially reasonable judgment and good faith in the exercise of this discretion. Any changes to site content will be jointly reviewed with Partner and Sitematic will not change such content without Partner's consent, which consent will not be unreasonably withheld by Partner. Partner shall not make any representations or warranties whatsoever (written or oral) to any party with respect to the Sitematic Service beyond those already expressly stated in Sitematic provided sales materials.

   f. ADVERTISING REVENUES. Any advertising revenues derived from the Custom Site and the co-branded venue customer sites will be apportioned between the parties as described in Exhibit B.


7. AUDITS RIGHTS. Sitematic will maintain accurate records with respect to sales of services during the term of this Agreement. Partner may, upon reasonable request (but not more than once every twelve (12) months), audit Sitematic's records during regular business hours for the purpose of verifying the accuracy of any information provided in any commission reports provided hereunder, or the amount of any other charges or payment obligations arising under this Agreement. All costs and expenses incurred in connection with any such audit and inspection will be borne by Partner, unless the audit reveals an underpayment in excess of the greater of $500 or five percent (5%) of the amount that should have been paid. In the event of such underpayment, Sitematic shall be solely responsible for all reasonable costs and expenses incurred by the other in connection with such audit, and shall further pay the other the full amount of the underpayment revealed by the audit.

8. PRIVACY. Both parties agree to respect and maintain the privacy of subscribers to their respective services, and will keep confidential, and not market, sell or otherwise provide third- party access to any personally identifiable user data, unless required by law without the prior written consent of the other party. Nothing contained in this Agreement, nor the absence or presence of any existing relationship between Sitematic and a prospective, existing or former user of the Partner Service shall be construed to grant Sitematic rights in any user data independently collected and maintained by Partner. All such data shall be the sole and exclusive property of the Partner.

9. CUSTOM OWNERSHIP. The parties acknowledge that customers will be customers of each party with regard to their respective services, and agree that control over the customers during the term of this agreement shall be joint. Each party shall have the right to review and approve sales and marketing communications prior to distribution to the customer base; such approval shall not be unreasonably withheld. All such communications shall be co-branded. Upon the termination of this Agreement, each party may continue to offer their respective services to the customer separately, and each customer may decide individually whether or not to continue to purchase service from one party or the other.

10. TERMINATION FOR CAUSE
a. Either Party may immediately terminate this Agreement should the other Party breach any of its representations, warranties or obligations hereunder unless such breach is cured to the satisfaction of the non-breaching Party after ten
(10) days written notice thereof.

b. Partner may terminate this Agreement without cause for its convenience, upon the giving of sixty (60) days written notice to terminate. Both parties will be responsible for their respective obligations up through the date of termination. In addition, Partner will be required to pay Sitematic a cancellation fee of as follows: $[***] for notice given within the first 3 months of this Agreement; $[***] for notice given within the second 3 months of this Agreement; $[***] for notice given within the third 3 months of the Agreement, and $[***] for notice given within the fourth 3 months of this Agreement. For notice given hereunder after the expiration of 12 months from execution of this agreement, no additional fee shall be owing to Sitematic.

11. CONFIDENTIALITY. Unless required by law, neither party shall disclose the specific terms and conditions of this Agreement to any third-party; provided, however, either party may disclose such terms and conditions to any bona fide prospective or existing lender, investor, or acquirer provided such lender, investor or acquirer has executed a non-disclosure agreement containing customary disclosure restrictions, including restricting use of the information solely for the purpose of evaluating such loan, investment or purchases. Notwithstanding the foregoing, the parties may disclose the general nature of this Agreement to any third-party, subject to the limitations concerning press releases as set forth in Section 5(b) hereof.

12. OTHER OBLIGATIONS, REPRESENTATIONS AND WARRANTIES.

a. Execution, Delivery and Performance. Both parties have all requisite power and authority and hold all licenses, permits and other required authorizations from governmental authorities necessary (if any) to fulfill its respective obligations under this Agreement. Each party represents and warrants that it has undertaken all necessary action to ensure that the execution, delivery and performance of this Agreement is duly authorized. This Agreement constitutes the legal, valid and binding agreement of both parties, enforceable in accordance with its terms.

b. LIMITED LICENSE TO USE TRADENAMES, TRADEMARKS AND SERVICE MARKS. Each party grants to the other a limited, non-exclusive, non-transferable, license to use each other's tradenames, trademarks, and servicemarks (collectively, "Marks") in connection with the performance of this Agreement. Marks shall only be used in accordance with the specifications provided by the party whose Marks are being used. In the event that such specifications are not provided, neither party shall use any of the other party's Marks for any purpose without first obtaining the prior advance written consent of the party whose Marks are contemplated to be used. Each party shall retain ownership of all of its Marks and other intellectual property rights.

c. OBLIGATIONS UPON TERMINATION. Upon termination (for any reason) each party shall promptly return to the other all papers, materials and other property tot the other party then in its possessions.

13. IDEMNIFICATION Each party will indemnify and hold harmless the other party (the "Indemnified Party") and the other party's officers, directors, shareholders and employees (collectively, together with the Indemnified Party, the "Indemnified Persons") from and against any demand, suit, action or proceeding brought by any third party arising in connection with a violation by such party (the "Indemnifying Party") or any of the provisions of this Agreement (including, without limitation, any of the representations or warranties of the Indemnifying Party set forth in this Agreement) or the negligence or willful misconduct of the Indemnifying Party, in each case to the extent not attributable to a breach by the Indemnified Party of any of the provisions of this Agreement or the negligence or willful misconduct of any of the Indemnified Persons (collectively, the "Indemnified Claims"), and all damages, costs and expenses (including , without limitation, reasonable attorneys' fees and settlement costs, as applicable) sustained or incurred by Indemnified Person in relation thereto.

14. LIMITATION OF LIABILITY/DISCLAIMER OF WARRANTY
THE PARTIES AGREE TO LIMIT THEIR LIABILITY TO EACH OTHER TO DIRECT DAMAGES ONLY. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN NEITHER PARTY SHALL HAVE ANY LIABILITY FOR ANY INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES OR ANY LOSSS OF REVENUE OR PROFITS ARISING UNDER OR RELATING TO THIS AGREEMENT, EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT SHALL SITEMATIC'S LIABILITY EXCEED THE COMMISSIONS PAYABLE TO THE PARTNER PURSUANT TO THIS AGREEMENT. EACH PARTY HEREBY DISCLAIMS ALL WARRANTIES TO THE OTHER AND ALL THIRD-PARTIES, EXPRESS, IMPLIED, STATORY OR OTHERWISE, WITH RESPECT TO THE SITEMATIC SERVICE, THE CUSTOMIZED SERVICE AND THE PARTNER SERVICE, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR PARTICULAR PURPOSE.

15. DISPUTE RESOLUTION

a. INJUNCTIVE RELIEF. The parties agree that the breach by either of them of their respective obligations regarding the other's trademarks,


[***] Confidential treatment has been requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

trade names, service marks or confidential information would result in irreparable injury for which there is no adequate remedy at law. Therefore, in the event of any breach or threatened breach by any party of its obligations regarding trademarks, trade names, or service marks of confidential information of the other, then the other party will be entitled to seek temporary and permanent injunctive relief, in addition to any other remedies to which it may be entitled at law or in equity.

16. FORCE MAJURE Neither party hereto shall be considered in default in performance of its obligations hereunder if performance of such obligations is prevented or delayed by acts of God or government, or other events beyond the reasonable control of the party. Time of performance of either party's obligations hereunder shall be extended by the time period reasonably necessary to overcome the effects of such occurrences.

17. YEAR 2000 COMPLIANCE. Sitematic warrants that the Sitematic Site and the Custom Site furnished pursuant to this Agreement shall, when used in accordance with any applicable documentation, be able to accurately process date/time data (including, but not limited to, calculating, comparing, and sequencing) from, into, and between the twentieth and twenty-first centuries, and the years 1999 and 2000, including leap year calculations. This warranty shall apply to the Custom Site operating as part of the Partner Service as contemplated by this Agreement. In the event of any breach of this warranty, Sitematic shall restore the Sitematic Site and/or the Custom Site to the same level of performance as warranted herein, or repair or replace the same so as to minimize interruption to Partner's ongoing business processes, time being of the essence, at Sitematic's sole cost and expense. This warranty does not extend to correction of Partner's errors in data entry or data conversion. Nothing in this warranty shall be construed to limit any rights or remedies otherwise available under this Agreement.

18. GENERAL Neither party shall assign its rights or delegate any of its duties hereunder without the advance written consent of Sitematic, which consent shall not be unreasonably withheld or delayed, provided however, that this restriction shall not apply to an assignment as part of a merger or sale of company or substantially all of the assets of the company. The terms and conditions of this Agreement shall be binding upon and shall inure to the benefits of the parties and their respective successors and permitted assigns. This Agreement shall not be amended or modified except as by a written document signed by both parties. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without reference to principles of conflicts of laws. All notices hereunder shall be in writing and shall be deemed given upon personal delivery or when sent by certified mail, postage prepaid, return receipt requested, at above. A party may change such address for notice upon written notice given in accordance with the provisions hereof. The headings used herein are inserted for convenience only and are in no way intended to describe, interpret, define or limit the scope, extend or intent of this Agreement. If any provision of this Agreement is determined by a court of competent jurisdiction to be unenforceable, such provision shall be automatically reformed and construed so as to be valid, operative and enforceable to the maximum extent permitted by law or equity while preserving its original intent. The invalidity of any part of this Agreement shall not render invalid the remainder of this Agreement. Waiver by a party of a breach of a provision of this Agreement shall not operate as nor be construed as a waiver of any subsequent breach thereof. Notwithstanding anything to the contrary contained herein, the parties acknowledge and agree that their obligations pursuant to Section 8,9,11,13 and 14, and those which by their nature should survive termination of this Agreement. Each party to this Agreement represents, agrees and warrants that it will perform all other acts and execute and deliver all other documents that may be necessary or appropriate to carry out the intent and purposes of this Agreement. This Agreement constitutes the entire agreement between the parties regarding the subject matter contained herein and supersedes all prior and contemporaneous undertakings and agreements of the parties, whether written or oral, with respect to the subject matter herein.

IN WITNESS WHEREOF, the undersigned have executed this agreement as of the date first set forth above.

TICKETS.COM, INC.                            SITEMATIC CORPORATION

By: /s/ Adam Epstein                         By: /s/ Peter J. Shaw
    ----------------------------                 ----------------------------
 Name:  Adam Epstein                         Name: Peter J. Shaw
 Title:  S.V.P. & Counsel                    Title:   President
 Date: 4/28/99                               Date:   4/20/99

                                    Exhibit A
                 PRODUCTS/SERVICE TO BE INCLUDED ON Custom Site

Product A
---------

"Bronze"

*     See Specification Release 1 - Venue site.
*     Date Applicable:  May 31, 1999
*     4 pages including:
         -     Home Page
         -     Contact Page
         -     Location Page
         -     Event Page (DOES NOT include schedule piece; body copy only)
         - Manual email sent to Tickets.com informing creation of new site; no email to database transfer of venue data

* Six mutually agreed upon currently available Sitematic Styles available for use by Tickets.com venue customers.
*     All sites will be Tickets.com branded
* Sitematic to offer free transfer of existing domain name, www.venue.tickets.com name for free.
*     Sitematic to handle all customer support activities
* Sitematic to build all 4 page sites per venue customer information & requirements
*     Link to tickets.com included on all venue customer sites

Product B
---------

See Specification Release 1 - Venue site
Sitematic will create a co-branded Tickets.com-Sitematic for use by all Tickets.com venue customers. This site will be their destination when making edits/changes to their accounts.

Product C
---------

See Specification Release 2-Event page.
Sitematic will create a due date determined and mutually agreeable by both parties, and Event Form to be used by all Tickets.com-Sitematic venue customers. The Event Form will contain an event scheduler with email to database capabilities that allow information to go from venue customers web sites directly to the Tickets.com database.

Tickets.com-Sitematic Product Specification
--------------------------------------------------------------------------------
Specification - Venue Site Release 1
------------------------------------
*     Co-Based on Sitematic 2.2. release (4/30/99 est.)
*     URLS to be determined
      -  Co-band on info page: URL Tickets.com-Sitematic
*     No demo or information site
      -  URL for the non-domain accounts:  TBD (x).tcvenue.com (??)
*     Site is frames compatible should Tickets.com decide to deliver in frame
*     1 plan, 4 pages
      -  Catalog upgrade available -
*     Logo Graphic on every page bottom
      -  Powered by Sitematic
      -  Tickets.com TDB
*     Template site creation
      -  Pre-population of graphics into `template' site
      -  Menu graphic and link (both specified to t.c.)
      -  Header graphic and link (both specified to t.c)
      -  (see figure 1)
*     New Page type `events' based on current custom page
      -  Title in control panel = events
      -  Pre-populate body with ASCII text
* Site allows additional flexibility with multiple body blocks (graphic and text) per page
* Site is `frame compatible' should Tickets.com decide to frame link from tickets.com

Administration
*     User Agreement - Tickets.com to specific additions and changes
*     Reports to Tickets.com
      -  Monthly subscriber report for revenue share
      - Weekly report detailing tickets.com subscribers and last publish date, contact info
*     Tickets.com customer service access to tickets.com-Sitematic sites

Specification - Venue Site Release 2
------------------------------------
*     Partner ID in database for manual capture of Tickets.com Venue ID
*     Events page with Tickets.com requested for functionality
      -  Standardized input of event data (Start Date, End Date, Time,
         Name of Event, Genre, Event Description
      -  Add/modify/delete function of event data
      - Real-time communication via email of event data change including venue ID, name, zip
* Header or footer area will accept ad banner html code from Tickets.com ad server
* Graphic field `lockout' by brand Tickets.com) ensuring menu and/or header graphic/links/html are not changeable by customer.

Specification - Venue Site Release 1
Figure 1 - default graphics applied to all pages in 4 page Tickets.com template.
Note: Venue Use Agreement will be written to specify that removing the Tickets.com logo or removing the link to Tickets.com would be constitute a violation of the Venue Use agreement. Sitematic and Partner agree to coordinate a policy to respond to such actions when and if they occur.

                                    EXHIBIT B
                    PRODUCTS/SERVICE PRICING AND COMMISSIONS

A. Fees to be paid by venue customer:

Bronze Website             Monthly                   $[***]
                           6 Month Contract          $[***]
                           12 Month Contract         $[***]

Website Change Fee:                                  $[***] per graphic change
                                                     $[***] per text change

B. Fees to be paid by tickets.com:

Telesales Marketing Calls;                           $[***] per call (maximum of
                                                      3 calls per customer)

Website Creation Fee:                                $[***] per site

Co-branded site development Fee:                     $[***] (one-time)

Event Form development Fee:                          $[***] (one-time)

Sitematic will pay to Tickets.com a sales commission of [***]% of the user subscription revenue Sitematic collects from each venue customer who successfully subscribes to Sitematic and becomes a paying customer for Product A (See Exhibit A).

Tickets.com will pay Sitematic a $[***] site development fee for each Tickets.com venue customer web site that is built by Sitematic. Within 30 days of completion of the customer site or approval by the customer for the web site, whichever comes first, Sitematic will charge venue customers for edits made to their respective web sites. Charges incur as follows: $[***] for graphic changes (includes scanning, downloading and/or uploading images into the web site) and for $[***] for text changes. These charges will be added to the customer's bill directly by Sitematic.

Tickets.com will pay Sitematic for telesales efforts. Payments will be broken down as follows: $[***] for each proactive phone call made (this does not include wrong phone numbers, wrong contact person). This does include all phone calls made to the decision maker in the buying process and will not exceed three phones calls per Tickets.com venue customer lead.

Tickets.com will pay Sitematic $[***] to develop a co-branded Tickets.com-Sitematic website (Product B) for all Tickets.com venue customers to use when accessing their web site (Exhibit A).

Sitematic will create, at a date to be determined and mutually agreed upon by both parties, an Event Form to be used by paying Tickets.com venue customers. Tickets.com will pay Sitematic $[***] for the creation and use of this Event Form by Tickets.com venue customers. (See Exhibit A.)

C. `GRANDFATHERED' TICKETS.COM WEB SITES
----------------------------------------

Tickets.com has the right to `give' grandfathered Sitematic web sites to its key accounts. Tickets.com will pay Sitematic for each site created according to one of the two options listed below. Payment structure for these sites will

Offer#1: free 4pg site creation plus free service, hosting and support for 12 months-price*:
*     $[***] per web site for any number up to and less than 250 sites
*     $[***] per web site for any number up to 500 and more than 251
*     $[***] per web site for any number of web sites over 501

Offer#2: free 4pg site creation plus free service, hosting and support for 6 months-price*:
*     $[***] per web site for any number up to and less than 250 sites
*     $[***] per web site for any number up to 500 and more than 251
*     $[***] per web site for any number of web sites over 501

Offer #3 free 4 pg site creation plus 50/50 of ongoing monthly fees -price *:

*     $[***] for 1>250 sites
*     $[***] for 251>500
*     $[***] for 501+

*Assumes no scanning and cropping


[***] Confidential treatment has been requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

D. COMMISSIONS

1. For all gross revenues collected under Schedule A, Sitematic will pay Partner a commission of [***] percent ([***]%).

2. For all revenues collected from advertising on the Tickets.com-Sitematic site, Partner will pay Sitematic a commission of [***] percent ([***]%).



[***] Confidential treatment has been requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                                    EXHIBIT C
                                    ---------
                             TELEMARKETING CAMPAIGN
                             ----------------------



Sitematic will obtain the list of venues with all relevant information including phone number from Tickets.com and use this list to make proactive phone calls. Sitematic will place up to three calls to each lead, fax/mail information upon information upon request to the customer, send Welcome Kits and build the web site once it has been sold to the customer. Telesales campaign will be preceded by a direct marketing piece executed by Tickets.com to the venue customer database list. Co-Branded Welcome Kit to include color sheet that allows choice of six style templates, registration and web content & information pages to be filled out by customer. Member Agreement which outlines the service and price and Rules of the Road which include web site legal information pertinent to the Sitematic business.

Partner will do the following:

1. Supply list.
2. Execute a direct marketing mailing to the venue customer database prior to the start of the telemarketing campaign.
3. Help develop script and answers to frequently asked questions regarding Partner.
4. Provide method to link new customers to Tickets.com website.
5. Reimburse Sitematic for up to 3 calls per lead at a cost of $[***] per call.

Note: For the purpose of item 5, a "call" shall include a call which is answered by a live person and will exclude calls to wrong numbers, calls picked up by the wrong contact person, and calls which are picked up by voice mail or answering machine.

Sitematic will do the following:
1. Telemarket into Partner-supplied list.
2. Place a targeted number of 1000 calls per week (based on the assumption of 2 telemarketing reps placing calls at a rate of 100 calls each per day). The numbers of reps can be increased based on mutual agreement, based on a review of the initial response to the campaign.
3. Develop a welcome kit containing 6 custom templates to be mailed to leads who express interest in signing up for the service.
4. Create the initial Website for each venue customer for the fee described in Exhibit B.


[***] Confidential treatment has been requested for redacted portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.